DEBT
                                                              STRATEGIES
                                                              FUND, INC.

                                [GRAPHIC OMITTED]

                                          STRATEGIC
                                                   Performance

                                                               Annual Report
                                                               February 29, 2000

                           DEBT STRATEGIES FUND, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                   Debt Strategies Fund, Inc., February 29, 2000

DEAR SHAREHOLDER

For the 12-month period ended February 29, 2000, Debt Strategies Fund, Inc.'s total investment return was -0.64%, based on a change in per share net asset value from $8.20 to $7.21, and assuming reinvestment of $0.856 per share income dividends. During the same 12-month period, the net annualized yield of the Fund's Common Stock was 11.89%. Since inception (May 30, 1997) through February 29, 2000, the total investment return on the Fund's Common Stock was -3.82%, based on a change in per share net asset value from $10.00 to $7.21, and assuming reinvestment of $2.418 per share income dividends. At the end of the February period, the Fund was 23.3% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

Investment Approach

The Fund largely consists of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans. This is driven usually by two factors. First, bank loans are often senior secured obligations, thus offering investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments whose principal value generally does not move conversely with interest rate fluctuations, as is the case with fixed-income bonds.

Market Review

Market conditions were difficult for high-yield securities during 1999. While benefiting from a strong economy, the high-yield market suffered from a rise in Treasury rates because of inflationary fears and an increase in default rates. The yield on the ten-year Treasury note rose from 4.65% at the beginning of 1999 to 6.44% at year-end, producing a return of -8.25% for the year. To keep the economy from overheating and igniting inflation, the Federal Reserve Board increased the Federal Funds rate (the rate US banks charge each other for overnight loans) 100 basis points (1.00%) to 5.75% during the Fund's fiscal year. This sharp increase in interest rates resulted in the high-yield market posting its second consecutive year of declining prices. The average price of a bond in the high-yield market fell to 86% of par from 91% at the beginning of the year. The risk premium, measured by the spread between the yield on the average high-yield bond and the comparable Treasury bond, narrowed to 5.73% at year-end as compared to 6.57% at the beginning of the year. The reduction in the credit risk premium reflects the high-yield market's recovery from its overreaction to the global financial crisis in the third quarter of 1998.

In 1999, there was approximately $91 billion in new high-yield debt issued compared to $123 billion in 1998 and $137 billion in 1997. The new-issue market was not as active as prior years because of investors' concerns about higher interest rates and the crowding out effect of the equity market, whose sky-high returns attracted capital from the high-yield market. In addition, capital deployed by investment banks and dealers to support secondary market trading in high-yield bonds dissipated throughout the year because of uncertainty about how liquid the market would be at year-end because of Year 2000 concerns.

Another major factor that affected the high-yield market in 1999 was the higher default rate. High-yield bond defaults rose to a 5.5% annual rate in 1999, the highest level in almost a decade, as 86 domestic issuers defaulted in 1999, representing $22 billion in par amount, compared to 46 issuers and $7.9 billion in 1998. Ironically, the high level of defaults occurred during a period of strong economic growth. This was the result of several factors. First, lower commodity prices, especially in energy and chemicals, from global overcapacity derived from the 1998 Asian crisis, drove smaller companies to lose access to capital at a time when business prospects were pressured. Second, in response to huge demand, heavy issuance of high-yield debt from 1996 to 1998 strained underwriting standards and lower-quality transactions entered the marketplace. Moreover, pricing power vanished in the global competitive arena, unfavorably positioning producers of low value-added products. Finally, the healthcare industry was specifically damaged by governmental change in reimbursement rates. Going forward into 2000 and 2001, these trends have already shifted direction. In general, the global markets have turned around and demand for commodities should improve, raising prices. In addition, new issuance has been subdued and healthcare issuance has been almost non-existent. Therefore, we believe there will be a reduction in the default rate over the near term.

The loan market also experienced more volatility in 1999 than its historical norm because of the higher default rate. Loan investors, seeking to prevent the anticipated problems associated with financial restructurings, sold loans that reported weaker-than-expected financial results faster to avoid potential problems. This increased trading activity heightened volatility, as dealers became less optimistic about providing liquidity for borrowers that were not meeting projected budgets. In addition, loan investors dynamically shifted their portfolios, increasing exposure to less volatile sectors or adding exposure to sectors with greater potential for credit improvement. In essence, the loan market appears to be assuming the portfolio management practices similar to other markets, substantiating our view that loans do have prices, actively trade, and should be valued on the basis of available market quotations, rather than being marked at face value for the life of the loan.

The technical and fundamental problems of the high-yield market have resulted in high-yield market outflows rather consistently for the past ten months. Because of fund redemptions and higher interest rates, the high-yield bond sector (as measured by the Donaldson, Lufkin and Jenrette (DLJ) High Yield Index) had a poor total return of +1.60% for the six-month period ended February 29, 2000. Bank loans (as measured by the DLJ Leveraged Loan Index) fared better, given the floating rate nature of the asset class, and generated a return of +2.27% for the same period. The Fund underperformed the Indexes because of defaults in the portfolio, limited exposure to emerging markets that performed strongly in 1999 and its leverage, which amplifies losses in a declining market.

Investment Activities

At February 29, 2000, 63% of the Fund's long-term assets were allocated to bonds and 37% to bank loans. More than 97% of the Fund's bank loan holdings were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major banks charge each other for US denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, such as the Federal Funds rate. Since the average interest rate reset across the bank loan portion of the portfolio is about 45 days, the yield on that portion of the Fund will move within a two-month period of any change in the Federal Funds rate. The portfolio's stated average maturity was approximately 6.7 years at February 29, 2000, but based on our experience, the portfolio can be expected to have an actual average life of about three years-four years because of the freely prepayable nature of the bank loans.

The Fund was approximately 23% leveraged as a percentage of total assets and was extremely well diversified across 180 issuers in 44 industries. See the "Portfolio Profile" on page 23 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries as of February 29, 2000.

Investment Strategy

Throughout the six months ended February 29, 2000, our investment strategy has been unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. Throughout the last three months, we have focused on the better-priced new-issue market. The new transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors have become more demanding.

Looking ahead, we expect to emphasize growth sectors, such as wireless


                                      2 & 3

                                   Debt Strategies Fund, Inc., February 29, 2000

telecommunications, that are exhibiting improving credit trends and have access to equity capital. Substantial merger and acquisition activity and better-than-expected subscriber growth have attracted equity capital to the wireless telecommunications sector. The Fund's largest holding in this sector is Nextel Communications, Inc. In 1999, Nextel Communications entered the Standard & Poor's 500 Index, a tribute to its success in meeting investors' high expectations for growth and profitability. While a potential acquisition with MCI WorldCom Inc. fell through in 1999, it highlighted the strategic value of the company and since that time the stock has tripled. Nextel Communications remains a core holding of the Fund and we expect its credit profile to continue to improve.

While we anticipate that the Federal Reserve Board may increase short-term interest rates by another 0.50% before year-end and acknowledge that this may put pressure on high-yield bond prices over the next few months, we are optimistic about the prospects for the Fund in 2000. This is based on our expectations for a continuation of the strong economy in the United States with a relatively stable interest rate environment, a gradual improvement in the Asian economies, and a gradual decline in credit spreads to a more normal range.

In Conclusion

As difficult as the last six months were for the high-yield bond and leveraged loan markets and the Fund, their performances illustrate the bank loan market's ability to weather market fluctuations with less volatility than the high-yield bond market. This is what differentiates the Fund from a pure high-yield bond fund. This attribute continues to draw many new institutional buyers to the bank loan market. We believe that both the technical and fundamental aspects are improving in both the high-yield bond and bank loan sectors. We also believe we have positively positioned the Fund to follow further expected improvements in the marketplace in an effort to enhance total return potential in the coming months.

We thank you for your investment in Debt Strategies Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Richard C. Kilbride

Richard C. Kilbride
Vice President and
Co-Portfolio Manager


/s/ Gilles Marchand

Gilles Marchand
Vice President and
Co-Portfolio Manager


/s/ Paul Travers

Paul Travers
Vice President and
Co-Portfolio Manager

April 11, 2000

================================================================================
Please be advised that the 2000 Annual Meeting of Stockholders will take place in August 2000. Any stockholder who intends to present a proposal at the meeting and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting must have delivered the proposal to the offices of the Fund, attention: Bradley J. Lucido, Secretary, by May 15, 2000.
================================================================================

RISK/REWARD OF VARIOUS ASSETS

The graph below plots the annualized return and volatility experienced by several asset classes averaged over the last eight years. The annualized returns represent the annualization of the monthly series of returns for each asset class over the time period indicated. The annualized volatility represents the annualization of the monthly series of standard deviation for each asset class over the time period indicated. Asset classes resting on the capital markets line, linking the risk/return data points for money market securities and the broad equity market, experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans fall above the line, which illustrates that, compared to other asset classes, the bank loan market provided superior risk/reward characteristics over the period.

A line graph depicting the annualized return and volatility for various assets from 1992 to 1999.

                                        Volatility        Return
Broad Equity Market                       14.53%          18.25%
Emerging Market Bonds                     20.36%          13.79%
High Yield Bonds                           5.74%           9.96%
US Long-Term Treasury Bonds                9.03%           8.45%
Leveraged Loans                            1.97%           8.15%
Investment-Grade Bonds                     5.07%           7.51%
Mortgage Secs                              3.29%           6.76%
US Intermediate Treasury Bonds             4.74%           6.19%
Money Market Secs                           .30%           4.47%
US Inflation                                .56%           2.54%

Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, (C) 2000 Ibbotson Associates, Inc. All rights reserved. Used with permission.

The assets used in the above analysis are represented by the following indexes:
US 30-day Treasury Bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's US IT (Intermediate Treasuries); Ibbotson's US LT Index (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment-Grade Bonds); Donaldson, Lufkin & Jenrette HY Index (High Yield Bonds); Donaldson, Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds); and Standard & Poor's 500 Index (Broad Equity Market).

Money market securities are managed to maintain stable net asset values and are highly liquid. US long-term Treasury bonds and US intermediate Treasury bonds are guaranteed by the US government, and, if held at maturity, offer both a fixed investment return and a fixed principal value. Investment-grade bonds, although not guaranteed by the US government, also offer both fixed principal value and investment return if held at maturity. High-yield bonds, emerging market bonds and leveraged loans entail greater risk than investment-grade bonds or loans. Certain leveraged bank loans may be considered illiquid.

Past performance is not a guarantee of future results. The Fund's performance is not represented in the above chart.


                                      4 & 5

                                   Debt Strategies Fund, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount            Corporate Debt Obligations                                  Value
====================================================================================================================================
Advertising--1.8%        B        B2     US$1,000,000   Adams Outdoor Advertising Inc., 10.75% due 3/15/2006          $  1,037,500
                         B        B1        3,000,000   Outdoor Systems Inc., 8.875% due 6/15/2007                       3,060,000
                                                                                                                      ------------
                                                                                                                         4,097,500
====================================================================================================================================
Agricultural             B        B2        3,000,000   Sun World International, Inc., 11.25% due 4/15/2004              3,037,500
Products--1.3%
====================================================================================================================================
Amusement &                                             AMC Entertainment Inc.:
Recreational             B-       B3        2,450,000    9.50% due 3/15/2009 (b)                                         1,874,250
Services--4.5%           B-       B3          400,000    9.50% due 2/01/2011                                               302,000
                         B        B2          475,000   Carmike Cinemas Inc., 9.375% due 2/01/2009                         356,250
                         BBB-     Baa3      5,000,000   Metro Goldwyn Mayer Co. (MGM), Term A, due 3/15/2005**           4,908,335
                         B        B2        3,350,000   Riddell Sports, Inc., 10.50% due 7/15/2007                       2,814,000
                                                                                                                      ------------
                                                                                                                        10,254,835
====================================================================================================================================
Apparel--2.1%                                           Arena Brands, Inc.**:
                         NR*      NR*       1,274,060    Term A, due 6/01/2002                                           1,180,098
                         NR*      NR*       3,037,440    Term B, due 6/01/2002                                           2,817,226
                         B-       B3        1,175,000   GFSI Inc., 9.625% due 3/01/2007                                    705,000
                                                                                                                      ------------
                                                                                                                         4,702,324
====================================================================================================================================
Automotive               D        Caa1        580,259  +Breed Technologies Inc., Revolving Credit, due 4/27/2004**         340,612
Equipment--4.1%          CC       Ca        3,500,000   Cambridge Industries Inc., 10.25% due 7/15/2007                    630,000
                         NR*      NR*       1,000,000   Citation Corporation, Term B, due 12/01/2007**                     990,313
                         B        B2          500,000   Hayes Lemmerz International Inc., 8.25% due 12/15/2008             436,250
                         CCC+     Caa2      1,850,000   Key Plastics, Inc., 10.25% due 3/15/2007                           592,000
                         CCC+     Caa1      1,000,000   Newcor Inc., 9.875% due 3/01/2008                                  590,000
                                                        Safelite Glass Corp.**:
                         B+       B1        2,051,122    Term B, due 12/23/2004                                          1,119,912
                         B+       B1        2,051,122    Term C, due 12/23/2005                                          1,119,912
                         B-       B3          950,000   Special Devices Inc., 11.375% due 12/15/2008                       646,000
                         BB       B2          750,000   Tenneco Inc., 11.625% due 10/15/2009 (b)                           762,187
                                                        Venture Holdings Trust:
                         B        B2        1,800,000    9.50% due 7/01/2005                                             1,638,000
                         B-       B3          400,000    12% due 6/01/2009                                                 340,000
                                                                                                                      ------------
                                                                                                                         9,205,186
====================================================================================================================================
Broadcast--Radio &       B        B2        1,865,000   Ackerley Group Inc., 9% due 1/15/2009                            1,760,094
Television--8.6%         B-       B3        1,000,000   Acme Television/Finance, 10.875% due 9/30/2004 (d)                 881,250
                         B-       B3          500,000   Albritton Communications, 9.75% due 11/30/2007                     485,000
                         B        B2        4,000,000   Capstar Broadcasting, 9.25% due 7/01/2007                        4,080,000
                         NR*      NR*       5,000,000   Corus Entertainment, Term B, due 8/31/2007**                     5,015,625
                         NR*      NR*       1,800,000   Gocom Communications, Term B, due 12/31/2007**                   1,795,500
                         NR*      Caa1      3,175,000   Radio Unica Corp., 14.384% due 8/01/2006 (d)                     2,032,000
                         CCC+     NR*       1,450,000   Sirius Satellite, 14.50% due 5/15/2009                           1,399,250
                         B-       B3        2,000,000   Spanish Broadcasting System, 9.625% due 11/01/2009               1,965,000
                                                                                                                      ------------
                                                                                                                        19,413,719
====================================================================================================================================
Building &               B-       B2          850,000   Webb (Del E.) Corp., 10.25% due 2/15/2010                          741,625
Construction--0.3%
====================================================================================================================================
Building                 NR*      NR*       4,920,000   Dal-Tile International Inc., Term B, due 12/31/2003**            4,843,125
Materials--2.4%          NR*      NR*   (euro)511,292   Schulte GmbH & Co. KG, Term B, due 12/02/2003**                    489,810
                                                                                                                      ------------
                                                                                                                         5,332,935
====================================================================================================================================
Cable Television                                        CSC Holdings Inc.:
Services--10.7%          BB+      Ba2     US$ 500,000    7.25% due 7/15/2008                                               466,775
                         BB+      Ba2         650,000    7.625% due 7/15/2018                                              598,556
                                                        Charter Communications Holdings LLC:
                         B+       B2        1,400,000    8.625% due 4/01/2009                                            1,274,000
                         B+       B2        5,000,000    10% due 4/01/2009 (b)                                           4,968,750
                                                        Classic Cable Inc.:
                         B-       B3          475,000    9.375% due 8/01/2009                                              445,312
                         B-       B3        1,250,000    10.50% due 3/01/2010 (b)                                        1,251,562
                         BB       B1        1,736,842    Term C, due 1/31/2008**                                         1,739,013
                         CCC+     B3        1,000,000   Coaxial Communications/Phoenix, 10% due 8/15/2006                  956,250
                         CCC+     Caa1      1,000,000   Coaxial LLC, 11.864% due 8/15/2008 (d)                             625,000
                                                        Echostar DBS Corporation:
                         B        B2          400,000    9.25% due 2/01/2006                                               390,000
                         B        B2        1,925,000    9.375% due 2/01/2009                                            1,881,687
                         B+       B2        1,000,000   Globo Comunicacoes e Participacoes, Ltd., 10.625%
                                                        due 12/05/2008 (b)                                                 863,750
                         B+       Ba3       1,000,000   Insight Midwest/Insight Capital, 9.75% due 10/01/2009 (b)        1,010,000
                         CCC+     B3          500,000   Park 'N View Inc., 13% due 5/15/2008                               350,000
                                                        Pegasus Communications:
                         B-       B3          250,000    9.75% due 12/01/2006                                              241,250
                         B+       B1        1,500,000    Term, due 4/30/2005**                                           1,504,376
                         B-       B3          500,000   RCN Corporation, 10.125% due 1/15/2010                             465,000
                         D        Caa3      1,000,000  +Supercanal Holdings SA, 11.50% due 5/15/2005 (b)                   590,000
                         B+       B1        1,600,000   Telewest Communications PLC, 9.875% due 2/01/2010 (b)            1,602,000
                         B        B2        3,000,000   United Pan-European Communications NV, 11.25%
                                                        due 2/01/2010 (b)                                                3,022,500
                                                                                                                      ------------
                                                                                                                        24,245,781
====================================================================================================================================
Chemicals--7.4%          BBB-     Baa3      2,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                       1,949,520
                         B+       B2        6,000,000   Huntsman Corp., 9.38% due 7/01/2007 (b)(g)                       5,460,000
                         NR*      NR*       4,962,500   Lyondell Petrochemical Co., Term E, due 5/17/2006**              5,094,954
                         B+       B2        4,875,000   Pioneer American Holding Corporation, Term, due 12/05/2006**     4,350,938
                                                                                                                      ------------
                                                                                                                        16,855,412
====================================================================================================================================
Consumer                 BB-      Ba3         750,000   Burhmann NV, Term B, due 10/26/2007**                              755,906
Products--0.6%           B        B3          675,000   Home Products International Inc., 9.625% due 5/15/2008             607,500
                                                                                                                      ------------
                                                                                                                         1,363,406
====================================================================================================================================
Drilling--3.6%           BB-      B1        3,000,000   Cliffs Drilling, 10.25% due 5/15/2003                            2,985,000
                         BBB-     NR*       3,000,000   Falcon Drilling Co. Inc., 9.75% due 1/15/2001                    3,000,000


                                      6 & 7

                                   Debt Strategies Fund, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount            Corporate Debt Obligations                                  Value
====================================================================================================================================
Drilling                 B+       B1     US$1,450,000   Parker Drilling Co., 9.75% due 11/15/2006                     $  1,381,125
(concluded)                                             RBF Finance Company:
                         BB-      Ba3         575,000    11% due 3/15/2006                                                 600,875
                         BB-      Ba3         250,000    11.375% due 3/15/2009                                             265,000
                                                                                                                      ------------
                                                                                                                         8,232,000
====================================================================================================================================
Drug Stores--1.1%        B+       B1        2,450,000   Duane Reade Co., Term B, due 2/15/2005**                         2,450,767
====================================================================================================================================
Electronics/Electrical   B        B2        1,881,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009                   1,730,520
Components--2.4%         BB-      Ba3       2,000,000   Amkor Technologies Inc., 9.25% due 5/01/2006                     1,940,000
                         B        B2          939,000   BGF Industries Inc., 10.25% due 1/15/2009                          859,185
                         B+       B3        1,000,000   High Voltage Engineering, 10.50% due 8/15/2004                     817,500
                                                                                                                      ------------
                                                                                                                         5,347,205
====================================================================================================================================
Energy--4.8%             B        Ba2       2,000,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007                      1,860,000
                         CCC-     Caa3      3,000,000   Belden & Blake Corp., 9.875% due 6/15/2007                       1,500,000
                         CCC      Caa1        625,000   Continental Resources, 10.25% due 8/01/2008                        593,750
                         BBB+     Ba3       2,000,000   Cross Timbers Oil Company, 8.75% due 11/01/2009                  1,835,000
                         B        B2        2,000,000   Forest Oil Corporation, 10.50% due 1/15/2006                     2,020,000
                         BB-      Ba2       2,000,000   Gulf Canada Resources Ltd., 9.25% due 1/15/2004                  2,008,360
                         B+       B1        1,000,000   Nuevo Energy Company, 9.50% due 6/01/2008                          975,000
                                                                                                                      ------------
                                                                                                                        10,792,110
====================================================================================================================================
Environmental--0.8%      B+       B3        1,800,000   IT Group Inc., 11.25% due 4/01/2009                              1,712,250
====================================================================================================================================
Financial                NR*      NR*       2,522,523   Blackstone, Term, due 11/30/2000**                               2,503,604
Services--6.5%           NR*      NR*         500,000   Investcorp SA, Term, due 10/21/2008**                              496,915
                         B        B3        3,000,000   Lodgian Financing Corporation, 12.25% due 7/15/2009              2,820,000
                         NR*      Ba3       1,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (b)                      990,000
                                                        SKM-Libertyview CBO Limited (b)(f):
                         NR*      Baa2      1,500,000    1A-C1, 8.71% due 4/10/2011                                      1,314,585
                         NR*      Ba3       1,000,000    1A-D, 11.91% due 4/10/2011                                        877,031
                         BB+      Ba3       2,000,000   Sovereign Bank, Term, due 11/17/2003**                           2,008,750
                         NR*      NR*       2,477,477   Wasserstein, Term, due 11/30/2000**                              2,458,896
                         B+       Ba3       1,425,000   Willis Corroon Corporation, 9% due 2/01/2009                     1,140,000
                                                                                                                      ------------
                                                                                                                        14,609,781
====================================================================================================================================
Food & Kindred           CCC+     Caa1      4,000,000   Envirodyne Industries, 10.25% due 12/01/2001                     2,000,000
Products--5.0%           NR*      NR*       2,500,000   GoldenState Foods, Term, due 5/01/2008**                         2,468,750
                         B        B2        2,000,000   SC International Services, Inc., 9.25% due 9/01/2007             1,840,000
                                                        Specialty Foods, Inc.**:
                         NR*      NR*       1,832,299    Revolving Credit, due 1/31/2001                                 1,823,137
                         NR*      NR*       3,127,011    Term A, due 1/31/2001                                           3,134,829
                                                                                                                      ------------
                                                                                                                        11,266,716
====================================================================================================================================
Forest Products--2.9%    B        B2        3,000,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)               3,232,500
                         B+       B3          350,000   Millar Western Forest, 9.875% due 5/15/2008                        345,625
                         BB+      Ba2       1,500,000   Tembec Finance Corporation, 9.875% due 9/30/2005                 1,515,000
                         CC       Ca        3,000,000   Uniforet Inc., 11.125% due 10/15/2006                            1,350,000
                                                                                                                      ------------
                                                                                                                         6,443,125
====================================================================================================================================
Furniture &              B+       Ba3       1,800,000   Formica Corporation, 10.875% due 3/01/2009                       1,593,000
Fixtures--0.7%
====================================================================================================================================
Gaming--4.1%             B        B2          550,000   Argosy Gaming Company, 10.75% due 6/01/2009                        565,125
                         B-       Ba3         750,000   Coast Hotels & Casino, 9.50% due 4/01/2009                         703,125
                         B        B2          700,000   Hollywood Park Inc., 9.25% due 2/15/2007                           677,250
                         BB-      Ba2         625,000   Horseshoe Gaming Holdings, 8.625% due 5/15/2009                    576,562
                         BB       Ba2       1,340,000   Isle of Capri Casinos, 8.75% due 4/15/2009                       1,187,575
                         B        B2        3,500,000   Majestic Star LLC, 10.875% due 7/01/2006                         3,360,000
                         B        B2        2,150,000   Peninsula Gaming LLC, 12.25% due 7/01/2006                       2,236,000
                                                                                                                      ------------
                                                                                                                         9,305,637
====================================================================================================================================
Health Care              NR*      B1          968,641   Caremark Rx, Inc., Term B, due 6/08/2001**                         908,100
Providers--0.4%
====================================================================================================================================
Hotels--0.5%             B-       Ba3         500,000   Extended Stay America, 9.15% due 3/15/2008                         446,250
                         BB       Ba2         800,000   HMH Properties, Inc., 8.45% due 12/01/2008                         718,000
                                                                                                                      ------------
                                                                                                                         1,164,250
====================================================================================================================================
Industrial               BB-      Ba3         500,000   American Plumbing & Mechanic, 11.625% due 10/15/2008               455,000
Services--0.5%           B+       B2          850,000   Building One Services, 10.50% due 5/01/2009 (b)                    782,000
                                                                                                                      ------------
                                                                                                                         1,237,000
====================================================================================================================================
Leasing & Rental         B        B3          500,000   National Equipment Services, 10% due 11/30/2004                    482,500
Services--3.1%           B        B3          250,000   Neff Corp., 10.25% due 6/01/2008                                   225,000
                         B+       B1        4,975,000   Panavision Inc., Term B, due 3/31/2005**                         4,622,606
                         BB+      Ba2       1,000,000   United Rental, Term C, due 8/12/2006**                             998,906
                         B        B3        1,000,000   Universal Hospital Services, 10.25% due 3/01/2008                  680,000
                                                                                                                      ------------
                                                                                                                         7,009,012
====================================================================================================================================
Manufacturing--1.9%      B+       B1        2,000,000   Bucyrus International, 9.75% due 9/15/2007                       1,105,000
                         B-       B2        1,115,000   Fairfield Manufacturing Company Inc., 9.625% due 10/15/2008      1,014,650
                         B-       B3          725,000   Russell-Stanley Holding Inc, 10.875% due 2/15/2009                 630,750
                         NR*      NR*       1,500,000   TransTechnology, Term, due 8/31/2009**                           1,477,500
                                                                                                                      ------------
                                                                                                                         4,227,900
====================================================================================================================================
Medical                  NR*      NR*       2,500,000   Wilson Great Batch, 13% due 7/10/2007 (b)                        2,162,500
Equipment--1.0%
====================================================================================================================================
Metals & Mining--        B-       B3        5,000,000   Acme Metals, Term, due 12/01/2005**                              4,365,000
6.3%                     CC       Ca        2,000,000   Anker Coal Group, Inc., 9.75% due 10/01/2007                     1,400,000
                         BB       NR*         397,797   Asarco Incorporated, Term B, due 5/15/2001**                       397,051
                         B        Ba3         550,000   Bayou Steel Corp., 9.50% due 5/15/2008                             507,375


                                      8 & 9

                                   Debt Strategies Fund, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount            Corporate Debt Obligations                                  Value
====================================================================================================================================
Metals & Mining          B        Caa1   US$5,000,000   GS Technologies Operating Co., 12% due 9/01/2004              $  2,800,000
(concluded)                                             Ispat Inland LP**:
                         BB       Ba3       1,280,500    Term B, due 7/15/2005                                           1,273,386
                         BB       Ba3       1,280,500    Term C, due 7/15/2006                                           1,273,386
                         CCC+     Caa2      1,000,000   Metal Management Inc., 10% due 5/15/2008                           750,000
                         B+       B2          550,000   Pen Holdings Inc., 9.875% due 6/15/2008                            500,500
                         B+       B1        1,000,000   Russel Metals Inc., 10% due 6/01/2009                            1,020,000
                                                                                                                      ------------
                                                                                                                        14,286,698
====================================================================================================================================
Online Services--0.5%    B-       B3          675,000   PSINet Inc., 11% due 8/01/2009                                     676,687
                         B-       B3          500,000   Verio Inc., 11.25% due 12/01/2008                                  512,500
                                                                                                                      ------------
                                                                                                                         1,189,187
====================================================================================================================================
Packaging--0.1%          B-       Caa1        400,000   Consumers Packaging Inc., 9.75% due 2/01/2007                      228,000
====================================================================================================================================
Paging--0.2%             CCC+     B3          525,000   Metrocall Inc., 11% due 9/15/2008 (b)                              435,750
====================================================================================================================================
Paper--2.2%              B        B3          650,000   American Tissue Inc., 12.50% due 7/15/2006 (b)                     666,250
                         B+       B2        4,500,000   Repap New Brunswick, Inc., Term B, due 6/01/2004**               4,407,188
                                                                                                                      ------------
                                                                                                                         5,073,438
====================================================================================================================================
Petroleum                BB-      Ba3       5,000,000   Clark Refining & Marketing Inc., Term, due 11/15/2004**          3,125,000
Refineries--1.9%         B-       B3        2,000,000   United Refining Co., 10.75% due 6/15/2007                        1,200,000
                                                                                                                      ------------
                                                                                                                         4,325,000
====================================================================================================================================
Printing &               BB-      Caa3        475,000   Premier Graphics Inc., 11.50% due 12/01/2005                       213,750
Publishing--1.2%         B-       B3          575,000   Regional Independent Media, 10.50% due 7/01/2008                   575,000
                         B-       B3        1,500,000   T/SF Communications Corp., 10.375% due 11/01/2007                1,428,750
                         BB-      Baa3        500,000   World Color Press Inc., 8.375% due 11/15/2008                      488,883
                                                                                                                      ------------
                                                                                                                         2,706,383
====================================================================================================================================
Property                 NR*      Ba3       1,000,000   NRT Incorporated, Term, due 7/31/2004**                            995,938
Management--1.3%         B+       Ba2         350,000   Prison Realty Trust Inc., 12% due 6/01/2006                        336,000
                         NR*      NR*       2,000,000   Rockefeller Center Property Trust, 11.404%
                                                        due 12/31/2000 (Convertible) (d)                                 1,670,000
                                                                                                                      ------------
                                                                                                                         3,001,938
====================================================================================================================================
Retail--Specialty--      B        B3        1,000,000   TM Group Holdings, 11% due 5/15/2008                               990,000
2.7%                     B        B2        4,409,504   US Office, Term B, due 6/09/2006**                               3,293,899
                         B-       Caa1      2,000,000   United Auto Group, Inc., 11% due 7/15/2007                       1,900,000
                                                                                                                      ------------
                                                                                                                         6,183,899
====================================================================================================================================
Shipping--1.0%           B+       B3        4,000,000   Equimar Shipholdings Ltd., 9.875% due 7/01/2007 (b)              2,200,000
====================================================================================================================================
Textile Mill             B        Caa3      1,400,000   Galey & Lord, Inc., 9.125% due 3/01/2008                           434,000
Products--2.1%           B-       Caa1        575,000   Globe Manufacturing Corp., 10% due 8/01/2008                       241,500
                                                        Joan Fabrics Corp.**:
                         NR*      NR*       2,617,820    Term B, due 6/30/2005                                           2,611,275
                         NR*      NR*       1,357,283    Term C, due 6/30/2006                                           1,353,890
                                                                                                                      ------------
                                                                                                                         4,640,665
====================================================================================================================================
Tower Construction       BB-      B1        2,000,000   American Tower Systems Co., Term B, due 12/30/2007**             2,015,416
& Leasing--1.0%          B        B3          300,000   Crown Castle International Corporation, 9% due 5/15/2001           283,500
                                                                                                                      ------------
                                                                                                                         2,298,916
====================================================================================================================================
Transportation           D        Ca        3,000,000   +AmeriTruck Distribution Corp., 12.25% due 11/15/2005               63,750
Services--3.8%           BB-      NR*       2,250,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (b)                  1,856,250
                         NR*      NR*(pound)3,200,000   Eurotunnel, Term 2, due 7/15/2025**                              3,687,843
                         B        NR*    US$3,000,000   MRS Logistica SA, 10.625% due 8/15/2005 (b)                      2,572,500
                         NR*      NR*         695,814   Trism, 12% due 2/09/2005                                           417,488
                                                                                                                      ------------
                                                                                                                         8,597,831
====================================================================================================================================
Utilities--1.0%          B+       Ba3       2,500,000   AES Corporation, 8.50% due 11/01/2007                            2,281,250
====================================================================================================================================
Waste                    BB-      B3        1,000,000   Norcal Waste Systems, 13.50% due 11/15/2005                      1,052,500
Management--0.9%         B+       Ca          750,000   Safety-Kleen Corporation, 9.25% due 5/15/2009                      645,000
                         B        B3          350,000   Stericycle Inc., 12.375% due 11/15/2009                            357,875
                                                                                                                      ------------
                                                                                                                         2,055,375
====================================================================================================================================
Wired                    B        B3        1,925,000   Caprock Communications Corporation, 11.50% due 5/01/2009         1,953,875
Telecommunications--     NR*      NR*       2,100,000   E.Spire Communications, 10.52% due 7/01/2008 (d)                 1,029,000
8.5%                     B-       B3          650,000   Esprit Telecom Group PLC, 10.875% due 6/15/2008                    611,000
                         B        B3          300,000   Hermes Europe RailTel BV, 10.375% due 1/15/2009                    281,250
                         B        B2        2,000,000   Intermedia Communications Inc., 8.875% due 11/01/2007            1,870,000
                         B+       B2          500,000   Metromedia Fiber Network, 10% due 11/15/2008                       491,250
                         BBB      Baa3      1,050,000   Metronet Communications, 9.95% due 6/15/2008 (d)                   825,823
                         B        B3          500,000   Netia Holdings II BV, 13.125% due 6/15/2009                        532,500
                                                        Nextlink Communications Inc.:
                         B        B2        1,500,000    9% due 3/15/2008                                                1,395,000
                         NR*      B2        3,000,000    9.45% due 4/15/2008 (d)                                         1,875,000
                                                        Primus Telecommunications Group:
                         B-       B3          500,000    11.75% due 8/01/2004                                              495,000
                         B-       B3          850,000    11.25% due 1/15/2009                                              807,500
                                                        Telegroup Inc.:+
                         NR*      NR*       1,500,000    8% due 11/01/2004 (d)                                             720,000
                         NR*      NR*       1,500,000    8% due 4/15/2005 (b)                                                   15
                         NR*      B3        3,333,333   Teligent Inc., Term, due 7/01/2002**                             3,272,917
                         NR*      NR*         350,000   Versatel Telecom BV, 11.875% due 7/15/2009 (b)                     357,000
                                                        Williams Communications Group Inc.:
                         BB-      B2          750,000    10.70% due 10/01/2007                                             770,625
                         BB-      B2          750,000    10.875% due 10/01/2009                                            765,000
                                                        Worldwide Fiber Inc.:
                         B+       B3          900,000    12.50% due 12/15/2005                                             942,750
                         B+       B3          350,000    12% due 8/01/2009                                                 364,000
                                                                                                                      ------------
                                                                                                                        19,359,505
====================================================================================================================================


                                     10 & 11

                                   Debt Strategies Fund, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount            Corporate Debt Obligations                                  Value
====================================================================================================================================
Wireless                                                Dolphin Telecom PLC (d):
Telecommunications--     CCC+     Caa1    US$ 850,000    11.50% due 6/01/2008                                         $    384,625
7.9%                     CCC+     Caa1        670,000    14% due 5/15/2009                                                 281,400
                         B-       B3          950,000   Microcell Telecommunications, 12% due 6/01/2009 (d)                619,875
                                                        Nextel Communications, Inc.**:
                         BB-      Ba2       2,500,000    Term B, due 6/30/2008                                           2,527,233
                         NR*      NR*       2,500,000    Term C, due 12/31/2008                                          2,527,233
                         CCC+     B3        2,075,000   Nextel Partners Inc., 14% due 2/01/2009 (d)                      1,385,063
                         B+       NR*       2,000,000   PTC International Finance BV, 10.269% due 7/01/2007 (d)          1,360,000
                         B+       B2          425,000   PTC International Finance II SA, 11.25% due 12/01/2009 (b)         429,250
                         NR*      NR*       3,835,714   PowerTel PCS, Term B, due 12/31/2006**                           3,823,728
                         CCC+     Caa1      2,000,000   Telesystem International Wireless Inc., 11.929%
                                                        due 6/30/2007 (d)                                                1,280,000
                                                        VoiceStream Wireless Corporation/VoiceStream
                                                        Wireless Holding Company:
                         B-       B1          350,000    10.375% due 11/15/2009 (b)                                        361,813
                         NR*      NR*       3,000,000    Term B, due 2/25/2009**                                         3,017,577
                                                                                                                      ------------
                                                                                                                        17,997,797
====================================================================================================================================
                                                        Total Investments in Corporate Debt
                                                        Obligations (Cost--$324,548,873)--125.7%                       284,573,208
====================================================================================================================================
                                               Shares
                                                 Held                                Stocks & Warrants
====================================================================================================================================
Broadcast--Radio &                              4,350   Sirius Satellite (Warrants) (a)(b)                                 565,500
Television--0.6%                                   25   Paxson Communications (Convertible Preferred) (b)(c)               251,609
                                                   53   Paxson Communications (Preferred) (c)                              541,774
                                                  704   Paxson Communications (Warrants) (a)(b)                              2,112
                                                                                                                      ------------
                                                                                                                         1,360,995
====================================================================================================================================
Cable Television                                  500   Park 'N View Inc. (Warrants) (a)                                       500
Services--0.0%
====================================================================================================================================
Energy--0.7%                                  111,533   Forcenergy Inc.                                                  1,561,462
====================================================================================================================================
High Technology--0.1%                         318,830   WGL Holdings (Warrants) (a)(e)                                     159,415
====================================================================================================================================
Transportation                                 44,068   +Trism                                                              22,034
Services--0.0%
====================================================================================================================================
Wired                                           3,500   Metronet Communications (Warrants) (a)(b)                          719,250
Telecommunications--                            2,000   Unifi Communications (Warrants) (a)(b)                                  20
0.3%                                                                                                                  ------------
                                                                                                                           719,270
====================================================================================================================================
Wireless                                        2,135   Dobson Communications (Preferred) (c)                            2,316,573
Telecommunications--
1.0%
====================================================================================================================================
                                                        Total Investments in Stocks & Warrants
                                                        (Cost--$5,598,022)--2.7%                                         6,140,249
====================================================================================================================================
                                                 Face
                                                Amount  Short-Term Securities
====================================================================================================================================
Commercial                                 US$ 409,000  General Motors Acceptance Corp., 5.94% due 3/01/2000               409,000
Paper***--0.2%
====================================================================================================================================
                                                        Total Investments in Short-Term Securities
                                                        (Cost--$409,000)--0.2%                                             409,000
====================================================================================================================================
                                                        Total Investments (Cost--$330,555,895)--128.6%                 291,122,457
                                                        Unrealized Appreciation on Forward Foreign Exchange
                                                        Contracts--Net****--0.0%                                            77,822
                                                        Liabilities in Excess of Other Assets--(28.6%)                 (64,725,737)
                                                        Net Assets--100.0%                                            ------------
                                                                                                                      $226,474,542
                                                                                                                      ============
====================================================================================================================================

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Represents a pay-in-kind security which may pay interest/dividends in additional face/share.

(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(e) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $159,000, representing 0.1% of net assets.

      --------------------------------------------------------------------------
                                  Acquisition
      Issue                          Date            Cost            Value
      --------------------------------------------------------------------------
      WGL Holdings (Warrants)       9/03/1997      $318,000        $159,415
      --------------------------------------------------------------------------
      Total                                        $318,000        $159,415
                                                   ========        ========
      --------------------------------------------------------------------------

(f) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(g)   Floating rate note.

*     Not Rated.

** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 47.2% of the Fund's net assets.

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

**** Forward foreign exchange contracts as of February 29, 2000 were as follows:

      --------------------------------------------------------------------------
      Foreign                     Expiration                  Unrealized
      Currency Sold                  Date                    Appreciation
      --------------------------------------------------------------------------
      (euro)     512,108          March 2000                   $12,659
      (pound)  2,489,984          March 2000                    65,163
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net
      (US$ Commitment--$4,501,968)                             $77,822
                                                               =======
      --------------------------------------------------------------------------

      +     Non-income producing security.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.


                                     12 & 13

                                   Debt Strategies Fund, Inc., February 29, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 29, 2000
=================================================================================================
Assets:        Investments, at value (identified
               cost--$330,555,895) ................................                 $291,122,457
               Cash ...............................................                          661
               Unrealized appreciation on forward foreign
               exchange contracts .................................                       77,822
               Receivables:
                 Interest ......................................... $ 6,350,131
                 Securities sold ..................................     269,000        6,619,131
                                                                    -----------
               Prepaid expenses and other assets ..................                      204,129
                                                                                    ------------
               Total assets .......................................                  298,024,200
                                                                                    ------------
=================================================================================================
Liabilities:   Loans ..............................................                   70,000,000
               Payables:
                 Interest on loans ................................     876,385
                 Dividends to shareholders ........................     159,048
                 Investment adviser ...............................     116,532
                 Commitment fees ..................................      12,053        1,164,018
                                                                    -----------
               Deferred income ....................................                        6,047
               Accrued expenses ...................................                      379,593
                                                                                    ------------
               Total liabilities ..................................                   71,549,658
                                                                                    ------------
=================================================================================================
Net Assets:    Net assets .........................................                 $226,474,542
                                                                                    ============
=================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000
               shares authorized ..................................                 $  3,142,523
               Paid-in capital in excess of par ...................                  310,639,558
               Undistributed investment income--net ...............                    2,144,532
               Accumulated realized capital losses on investments
               and foreign currency transactions--net .............                  (50,217,316)
               Unrealized depreciation on investments and foreign
               currency transactions--net .........................                  (39,234,755)
                                                                                    ------------
               Total--Equivalent to $7.21 per share based on
               31,425,226 shares of capital stock outstanding
               (market price--$6.1875) ............................                 $226,474,542
                                                                                    ============
=================================================================================================

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended February 29, 2000
=======================================================================================================
Investment Income:  Interest and discount earned (net of $35,794
                    foreign withholding tax) ............................                  $ 34,958,766
                    Facility and other fees .............................                       290,359
                    Dividends ...........................................                       223,305
                                                                                           ------------
                    Total income ........................................                    35,472,430
                                                                                           ------------
=======================================================================================================
Expenses:           Loan interest expense ...............................  $ 5,620,670
                    Investment advisory fees ............................    2,063,756
                    Borrowing costs .....................................      263,187
                    Professional fees ...................................      200,497
                    Accounting services .................................      104,589
                    Printing and shareholder reports ....................       51,949
                    Listing fees ........................................       49,018
                    Transfer agent fees .................................       48,489
                    Organization expenses ...............................       38,786
                    Custodian fees ......................................       33,104
                    Directors' fees and expenses ........................       27,003
                    Pricing services ....................................       14,188
                    Other ...............................................       58,829
                                                                           -----------
                    Total expenses ......................................                     8,574,065
                                                                                           ------------
                    Investment income--net ..............................                    26,898,365
                                                                                           ------------
=======================================================================================================
Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net ..................................  (34,118,643)
(Loss)  On            Foreign currency transactions--net ................      202,781      (33,915,862)
Investments &                                                               ----------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net ..................................    2,608,571
                      Foreign currency transactions--net ................       (8,392)       2,600,179
                                                                           -----------     ------------
                    Net Decrease in Net Assets Resulting
                    from Operations .....................................                  $ (4,417,318)
                                                                                           ============
=======================================================================================================

                    See Notes to Financial Statements.


                                     14 & 15

                                   Debt Strategies Fund, Inc., February 29, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Year Ended
                                                                                                    --------------------------------
                                                                                                    February 29,      February 28,
                 Increase (Decrease) in Net Assets:                                                     2000              1999
====================================================================================================================================
Operations:      Investment income--net ..........................................................  $ 26,898,365     $ 28,979,361
                 Realized loss on investments and foreign currency transactions--net .............   (33,915,862)     (14,808,405)
                 Change in unrealized appreciation/depreciation on investments and
                 foreign currency transactions--net ..............................................     2,600,179      (46,022,747)
                                                                                                    ------------     ------------
                 Net decrease in net assets resulting from operations ............................    (4,417,318)     (31,851,791)
                                                                                                    ------------     ------------
====================================================================================================================================
Dividends to     Dividends to shareholders from investment income--net ...........................   (26,887,455)     (29,289,396)
Shareholders:                                                                                       ------------     ------------
====================================================================================================================================
Capital Share    Value of shares issued in reinvestment of dividends .............................            --        1,185,810
Transactions:                                                                                       ------------     ------------
====================================================================================================================================
Net Assets:      Total decrease in net assets ....................................................   (31,304,773)     (59,955,377)
                 Beginning of year ...............................................................   257,779,315      317,734,692
                                                                                                    ------------     ------------
                 End of year* ....................................................................  $226,474,542     $257,779,315
                                                                                                    ============     ============
====================================================================================================================================
               * Undistributed investment income--net ............................................  $  2,144,532     $  1,930,842
                                                                                                    ============     ============
====================================================================================================================================

                 See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Year Ended February 29, 2000
====================================================================================================================================

Cash Provided by         Net decrease in net assets resulting from operations ......................................  $  (4,417,318)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables .................................................................       (462,623)
                           Decrease in other assets ................................................................          3,401
                           Increase in other liabilities ...........................................................        251,020
                           Realized and unrealized loss on investments and foreign currency transactions--net ......     31,315,683
                           Amortization of discount ................................................................     (2,504,569)
                                                                                                                      -------------
                         Net cash provided by operating activities .................................................     24,185,594
                                                                                                                      -------------
====================================================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ..............................................    210,264,959
Investing Activities:    Purchases of long-term investments ........................................................   (166,108,607)
                         Purchases of short-term investments .......................................................   (144,297,825)
                         Proceeds from sales and maturities of short-term investments ..............................    144,733,000
                                                                                                                      -------------
                         Net cash provided by investing activities .................................................     44,591,527
                                                                                                                      -------------
====================================================================================================================================
Cash Used for            Cash receipts from borrowings .............................................................    136,000,000
Financing Activities:    Cash payments from borrowings .............................................................   (178,000,000)
                         Dividends paid to shareholders ............................................................    (26,923,236)
                                                                                                                      -------------
                         Net cash used for financing activities ....................................................    (68,923,236)
                                                                                                                      -------------
====================================================================================================================================
Cash:                    Net decrease in cash ......................................................................       (146,115)
                         Cash at beginning of year .................................................................        146,776
                                                                                                                      -------------
                         Cash at end of year .......................................................................  $         661
                                                                                                                      =============
====================================================================================================================================
Cash Flow                Cash paid for interest ....................................................................  $   5,569,304
Information:                                                                                                          =============
====================================================================================================================================

                         See Notes to Financial Statements.


                                     16 & 17

                                   Debt Strategies Fund, Inc., February 29, 2000

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived           For the Year Ended         For the Period
                      from information provided in the financial statements.          ----------------------------    May 30, 1997+
                                                                                      February 29,    February 28,   to February 28,
                      Increase (Decrease) in Net Asset Value:                            2000++           1999            1998
====================================================================================================================================
Per Share             Net asset value, beginning of period ........................... $   8.20         $  10.15       $  10.00
Operating                                                                              --------         --------       --------
Performance:          Investment income--net .........................................      .86              .91            .71
                      Realized and unrealized gain (loss) on investments and
                      foreign currency transactions--net .............................     (.99)           (1.93)           .09
                                                                                       --------         --------       --------
                      Total from investment operations ...............................     (.13)           (1.02)           .80
                                                                                       --------         --------       --------
                      Less dividends from investment income--net .....................     (.86)            (.93)          (.63)
                                                                                       --------         --------       --------
                      Capital charge resulting from the issuance of Common Stock .....       --               --           (.02)
                                                                                       --------         --------       --------
                      Net asset value, end of period ................................. $   7.21         $   8.20       $  10.15
                                                                                       --------         --------       --------
                      Market price per share, end of period .......................... $ 6.1875         $  7.625       $10.5625
                                                                                       ========         ========       ========
====================================================================================================================================
Total Investment      Based on market price per share ................................   (8.30%)         (19.90%)        12.38%@
Return:**                                                                              ========         ========       ========
                      Based on net asset value per share .............................    (.64%)         (10.36%)         7.99%@
                                                                                       ========         ========       ========
====================================================================================================================================
Ratios to Average     Expenses, net of reimbursement and excluding interest expense ..    1.19%            1.09%           .61%*
Net Assets:                                                                            ========         ========       ========
                      Expenses, net of reimbursement .................................    3.46%            3.48%          2.28%*
                                                                                       ========         ========       ========
                      Expenses .......................................................    3.46%            3.48%          2.56%*
                                                                                       ========         ========       ========
                      Investment income--net .........................................   10.85%           10.03%          9.64%*
                                                                                       ========         ========       ========
====================================================================================================================================
Leverage:             Amount of borrowings, end of period (in thousands) ............. $ 70,000         $112,000       $142,600
                                                                                       ========         ========       ========
                      Average amount of borrowings outstanding during the period
                      (in thousands) ................................................. $ 97,120         $120,528       $ 85,903
                                                                                       ========         ========       ========
                      Average amount of borrowings outstanding per share
                      during the period .............................................. $   3.09         $   3.84       $   2.79
                                                                                       ========         ========       ========
====================================================================================================================================
Supplemental          Net assets, end of period (in thousands) ....................... $226,475         $257,779       $317,735
Data:                                                                                  ========         ========       ========
                      Portfolio turnover .............................................   48.73%           61.30%         43.79%
                                                                                       ========         ========       ========
====================================================================================================================================

*     Annualized.

** Total investment returns exclude the effects of sales charges. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.

+     Commencement of operations.

++    Based on average shares outstanding.

@     Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBS.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on


                                     18 & 19

                                   Debt Strategies Fund, Inc., February 29, 2000
existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Organization expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $38,786 were expensed during the year ended February 29, 2000. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $202,780 have been reclassified between undistributed net investment income and accumulated net realized capital losses. Those reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 29, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $520 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2000 were $164,083,607 and $209,536,131, respectively.

Net realized gains (losses) for the year ended February 29, 2000 and net unrealized gains (losses) as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ......................... $(34,118,643)     $(39,433,438)
Unfunded corporate loans ......................           --           122,042
Forward foreign exchange contracts ............      176,466            77,822
Foreign currency transactions .................       26,315            (1,181)
                                                ------------      ------------
Total ......................................... $(33,915,862)     $(39,234,755)
                                                ============      ============
--------------------------------------------------------------------------------

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $39,502,060, of which $3,982,938 related to appreciated securities and $43,484,998 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $330,624,517.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the year ended February 29, 2000 remained constant and during the year ended February 28, 1999 increased by 122,228 as a result of dividend reinvestment.

5. Unfunded Loan Interests:

As of February 29, 2000, the Fund had unfunded loan commitments of $15,955, which would be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                    Unfunded
                                                                   Commitment
Borrower                                                         (in thousands)
--------------------------------------------------------------------------------
Breed Technologies Inc. ........................................      $16
--------------------------------------------------------------------------------


                                     20 & 21

                                   Debt Strategies Fund, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

6. Short-Term Borrowings:

On August 3, 1999, the Fund extended its one-year credit agreement with The Bank of New York, Fleet National Bank and certain other institutions party thereto. The agreement is a $160,000,000 credit facility bearing interest at the Prime rate, Federal Funds rate plus .55% and /or Eurodollar rate plus .55%. For the year ended February 29, 2000, the average amount borrowed by the Fund was approximately $97,120,000 and the daily weighted average interest rate was 5.77%. For the year ended February 29, 2000, facility and commitment fees were approximately $263,000.

7. Capital Loss Carryforward:

At February 29, 2000, the Fund had a net capital loss carryforward of approximately $33,583,000, of which $264,000 expires in 2006, $12,067,000 expires in 2007 and $21,252,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

On March 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065926 per share, payable on March 31, 2000 to shareholders of record as of March 17, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund, Inc. as of February 29, 2000, the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended and for the period May 30, 1997 (commencement of operations) to February 28, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2000 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund, Inc. as of February 29, 2000, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
April 17, 2000

PORTFOLIO PROFILE (unaudited)

As of February 29, 2000

                                                                    Percent of
Ten Largest Holdings                                               Total Assets
--------------------------------------------------------------------------------
Charter Communications Holdings LLC .................................  2.1%
Huntsman Corp. ......................................................  1.8
Lyondell Petrochemical Co. ..........................................  1.7
Nextel Communications, Inc. .........................................  1.7
Corus Entertainment .................................................  1.7
Specialty Foods, Inc. ...............................................  1.7
Metro Goldwyn Mayer Co. (MGM) .......................................  1.6
Dal-Tile International Inc. .........................................  1.6
Panavision Inc. .....................................................  1.5
Repap New Brunswick, Inc. ...........................................  1.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Percent of
Five Largest Industries                                            Total Assets
--------------------------------------------------------------------------------
Cable Television Services ...........................................  8.1%
Broadcast--Radio & Television .......................................  6.9
Wireless Telecommunications .........................................  6.8
Wired Telecommunications ............................................  6.7
Chemicals ...........................................................  5.6
--------------------------------------------------------------------------------

                                                                    Percent of
Quality Ratings                                                      Long-Term
S&P/Moody's                                                         Investments
--------------------------------------------------------------------------------
BBB/Baa .............................................................  5.0%
BB/Ba ............................................................... 16.7
B/B ................................................................. 51.4
CCC/Caa or lower ....................................................  5.8
NR (Not Rated) ...................................................... 21.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Percent of
                                                                     Long-Term
Breakdown of Investments by Country                                 Investments
--------------------------------------------------------------------------------
United States ....................................................... 85.8%
Canada ..............................................................  4.5
United Kingdom ......................................................  3.2
Netherlands .........................................................  2.3
Brazil ..............................................................  1.2
Cayman Islands ......................................................  1.1
Argentina ...........................................................  0.8
Luxembourg ..........................................................  0.6
Poland ..............................................................  0.2
Germany .............................................................  0.2
Belgium .............................................................  0.1
--------------------------------------------------------------------------------


                                     22 & 23

Officers and Directors

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian

The Bank of New York
110 Washington Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

DBS

This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBT01--2/00

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